Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, George Mueller, President and Chief Executive Officer of KKR US Direct Lending Fund-U Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 3/8/24	/s/George Mueller
George Mueller, President and Chief
Executive Officer
(principal executive officer)

I, Thomas Murphy, Chief Financial Officer, Chief Accounting Officer and Treasurer of KKR US Direct Lending Fund-U Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 3/8/24	/s/ Thomas Murphy
Thomas Murphy, Chief Financial Officer,
Chief Accounting Officer and Treasurer
(principal financial officer)